EATON VANCE CALIFORNIA
MUNICIPAL INCOME FUND
Supplement to
Prospectus dated February 1, 2011 and
Summary Prospectus dated February 1, 2011

Effective after the close of business on November 18,
2011, Class B shares of the Fund will no longer be
available for purchase or exchange. It is expected
that on or about December 9, 2011, the Fund will
no longer offer Class B shares.

November 15, 2011